UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	001-40409	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd., Suite #6

Boca Raton, Florida 33431

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001	GROM	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	GROMW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 29, 2024, Grom Social Enterprises, Inc. (the “Company”) received a letter (the “Letter”) from the staff (the “Nasdaq Staff”) of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that unless the Company requests a hearing before the Nasdaq Hearings Panel (the “Panel”) by March 7, 2024, the Company’s securities will be delisted from the Nasdaq Capital Market based upon the Company’s non-compliance with Nasdaq’s Minimum Bid Requirement (as defined below) as set forth in Nasdaq Listing Rules 5550(a)(2).

The Letter specified that the Company is not in compliance with the minimum bid price requirement for continued listing on the Nasdaq Capital Market (Nasdaq Listing Rule 5550(a)(2)), as the bid price for the Company’s listed securities closed at less than $1 per share for the previous 30 consecutive business days (the “Minimum Bid Requirement”). Pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(iv), as the Company previously implemented two reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, it is not eligible for any compliance period specified in Nasdaq Listing Rule 5810(c)(3)(A).

On March 6, 2024, the Company requested a hearing before the Panel to appeal the determination made by the Nasdaq Staff, and Nasdaq has scheduled the hearing for May 2, 2024. Accordingly, the suspension of the Company’s securities has been stayed, pending the Panel’s decision. There can be no assurance that a favorable decision will be obtained if the hearing is held, that the Panel will grant any request for an extension period within which to regain compliance, or that the Company will be able meet the continued listing requirements during any compliance period or in the future.

Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance, and other factors as discussed in the Company’s filings with the SEC. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Company does not undertake any duty to update any forward-looking statement except as required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: March 6, 2024	By:	/s/ Darren Marks
Darren Marks Chief Executive Officer

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